UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

________________________

Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Concord Street
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 13, 2026, Xenetic Biosciences, Inc. (the “Company”) issued a press release announcing results for the year ended December 31, 2025.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated in this Item 2.02 by reference. The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

This Form 8-K, including the press release, contains forward-looking statements that we intend to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K, including the press release, other than statements of historical facts may constitute forward-looking statements within the meaning of the federal securities laws. These statements can be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. Any forward-looking statements contained herein are based on current expectations, and are subject to a number of risks and uncertainties. Many factors could cause our actual activities, performance, achievements or results to differ materially from the activities and results anticipated in forward-looking statements. These risks and uncertainties include those described in the “Risk Factors” section as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. In addition, forward-looking statements may also be adversely affected by general market factors, general economic and business conditions, including potential adverse effects of public health issues and geopolitical events, such as the conflicts in the Ukraine and in the Middle East, on economic activity, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new product candidates and indications, manufacturing issues that may arise, patent positions, litigation, and shareholder activism, among other factors. The forward-looking statements contained in this Form 8-K, including the press release, speak only as of the date the statements were made, and the Company does not undertake any obligation to update forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 13, 2026 pertaining to the financial results of the Company for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

	By:	/s/ James Parslow
Date: March 13, 2026	Name:	James Parslow
	Title:	Interim Chief Executive Officer and Chief Financial Officer

3